Exceptional items and remeasurements	6 Months Ended
Sep. 30, 2025
Exceptional Items And Remeasurements [Abstract]
Exceptional items and remeasurements
4. Exceptional items and remeasurements

To monitor our segmental financial performance, we use an adjusted profit measure that excludes exceptional items and remeasurements. We exclude certain income and expenses from adjusted profit because, if included, these items could distort understanding of our performance for the period and the comparability between periods.
With respect to restructuring costs, these represent additional expenses incurred that are not related to normal business and day‑to-day activities. These can take place over multiple reporting periods given the scale of the Group, the nature and complexity of the transformation initiatives and due to the impact of strategic transactions. In determining the facts and circumstances, management considers factors such as ensuring consistent treatment between favourable and unfavourable transactions, the precedent for similar items, the number of periods over which costs will be spread or gains earned, and the commercial context for the particular transaction. Management uses an exceptional items framework that has been discussed and approved by the Audit & Risk Committee, as detailed in note 5 of the Annual Report and Accounts for the year ended 31 March 2025.
Remeasurements comprise unrealised gains or losses recorded in the consolidated income statement arising from changes in the fair value of certain of our financial assets and liabilities accounted for at fair value through profit and loss (FVTPL). Once the fair value movements are realised (for example, when the derivative matures), the previously recognised fair value movements are then reversed through remeasurements and recognised within earnings before exceptional items and remeasurements. These assets and liabilities include commodity contract derivatives and financing derivatives to the extent that hedge accounting is not available or is not fully effective. The unrealised gains or losses reported in profit and loss on certain additional assets and liabilities treated at FVTPL are also classified within remeasurements. These relate to financial assets (which fail the ‘solely payments of principal and interest test’ under IFRS 9), the money market fund investments used by Group Treasury for cash management purposes and the net foreign exchange gains and losses on borrowing activities. These are offset by foreign exchange gains and losses on financing derivatives measured at fair value. In all cases, these fair values increase or decrease because of changes in foreign exchange, commodity or other financial indices over which we have no control.

Six months ended 30 September 2025	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Net loss on disposal of NG Renewables	(96)	—	(96)
Major transformation programme	(15)	—	(15)
Transaction, separation and integration costs	(19)	—	(19)
Changes in environmental provisions	25	—	25
Net gains on commodity contract derivatives	—	16	16
	(105)	16	(89)

Six months ended 30 September 2024	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations
Provision for UK electricity balancing costs	151	—	151
Major transformation programme	(42)	—	(42)
Changes in environmental provisions	(1)	—	(1)
Net losses on commodity contract derivatives	—	(9)	(9)
	108	(9)	99
4. Exceptional items and remeasurements continued

Net loss on disposal of NG Renewables: In the period ended 30 September 2025 the Group recognised a net loss of £96 million (before tax) on the disposal of its interest in National Grid Renewables Development LLC (NG Renewables) to Brookfield Asset Management for cash consideration of £1.5 billion ($2.1 billion) (see note 6). The receipt of cash has been recognised within net cash used in investing activities within the consolidated cash flow statement.
Major transformation programme: Following the announcement of our strategic priorities in May 2024, the Group entered into a four-year transformation programme designed to implement our refreshed strategy to be a pre‑eminent pureplay networks business. In the period, the Group incurred a further £15 million (2024: £42 million) of costs in relation to the programme. The costs recognised primarily relate to technology implementation costs, employee costs and professional fees incurred in delivering the programme. Whilst the costs incurred in the six-month period do not meet the quantitative threshold to be classified as exceptional on a standalone basis, when taken in aggregate with the costs expected to be incurred to date and over the duration of the programme, we have concluded that the costs should be classified as exceptional in line with our exceptional items policy. The total cash outflow for the period was £14 million (2024: £33 million).
Transaction, separation and integration costs: In the prior year, we announced the sale of NG Renewables and Grain LNG as part of our strategic focus on becoming a leading pureplay networks business. Transaction and separation costs of £19 million were incurred in the period in relation to the planned disposal of Grain LNG. The costs incurred primarily related to professional fees and employee costs. These costs have been classified as exceptional in accordance with our exceptional items policy. While the costs incurred in the current period in isolation are not sufficiently material to warrant classification as an exceptional item, when taken in aggregate with the disposal, which is expected to complete in the year ended 31 March 2026, the impact to the consolidated income statement incurred will be sufficiently material to be classified as exceptional in line with our policy. The total cash outflow for the year was £11 million.
Changes in environmental provisions: In the US, we recognise environmental provisions related to the remediation of the Gowanus Canal, Newtown Creek and the former manufacturing gas plant facilities previously owned or operated by the Group or its predecessor companies. The sites are subject to both state and federal environmental remediation laws in the US. Potential liability for the historical contamination may be imposed on responsible parties jointly and severally, without regard to fault, even if the activities were lawful when they occurred. The provisions and the Group’s share of estimated costs are re-evaluated at each reporting period. In the period, following discussions with the Environmental Protection Agency on the scope and design of remediation activities related to the Gowanus site, we re-evaluated our estimates of total costs and recognised a reduction of £25 million (2024: £1 million). Under the terms of our rate plans, we are entitled to recovery of environmental clean-up costs from rate payers in future reporting periods. Such recoveries through overall allowed revenues are not classified as exceptional in the future periods that they occur due to the extended duration over which such costs are recovered and the immateriality of the recoveries in any given year.
Provision for UK electricity balancing costs: During the year ended 31 March 2024, the ESO’s operating profit increased due to a substantial over-recovery of allowed revenues received under its regulatory framework. Under IFRS a corresponding liability is not recognised for the return of over-recoveries as this relates to future customers and services that have not yet been delivered. Following legislation to enable the separation of the ESO and the formation of the National Energy System Operator, the Group recognised a liability of £498 million representing the element of the over-recovery that would be settled through the sale process. In the prior period, the liability was remeasured to reflect the final amount of over-recovered revenues which transferred through on disposal.
4. Exceptional items and remeasurements continued

Details of remeasurements, tax exceptional items and the tax effect of exceptional items and remeasurements are also provided in this note.

Six months ended 30 September 2025	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	(105)	16	(89)
Included within net finance costs (note 5)
Net losses on derivative financial instruments	—	(63)	(63)
Net gains on financial assets at fair value through profit and loss	—	2	2
	—	(61)	(61)

Total included within profit before tax from continuing operations	(105)	(45)	(150)
Tax on exceptional items and remeasurements	2	13	15
Total exceptional items and remeasurements after tax from continuing operations	(103)	(32)	(135)

Six months ended 30 September 2024	Exceptional items £m	Remeasurements £m	Total £m
Included within operating profit from continuing operations	108	(9)	99
Included within net finance costs (note 5)
Net losses on derivative financial instruments	—	(15)	(15)
Net gains on financial assets at fair value through profit and loss	—	3	3
	—	(12)	(12)
Included within share of post-tax results of joint ventures and associates
Net losses on financial instruments	—	(3)	(3)
	—	(3)	(3)

Total included within profit before tax from continuing operations	108	(24)	84
Tax on exceptional items and remeasurements	11	6	17
Total exceptional items and remeasurements after tax from continuing operations	119	(18)	101